UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 21, 2019

BAR HARBOR BANKSHARES
(Exact Name of Registrant as Specified in its Charter)

Maine	001-13349	01-0393663
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

PO Box 400	04609-0400
82 Main Street	(Zip Code)
Bar Harbor, Maine
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code:(207) 288-3314
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.00 per share	BHB	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
Bar Harbor Bankshares (the “Company”) held its 2019 Annual Meeting of Shareholders on May 21, 2019. The board of directors of the Company solicited proxies pursuant to a proxy statement that was filed on April 15, 2019 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934. There was no solicitation in opposition to the board’s solicitation.
At the meeting, holders of common stock were asked to consider and vote upon the four proposals set forth below. Each share of common stock was entitled to one vote with respect to each matter submitted to a vote at the meeting. The holders of a total of 12,734,990 shares of the Company’s common stock were present in person or by proxy at the meeting, representing approximately 82.04% of the voting power entitled to vote at the meeting.
The voting results reported below are final.
The matters considered and voted on by the shareholders at the meeting and the votes of the shareholders were as follows:

Proposal 1.	Shareholders voted as follows with respect to the election of each of the nominees for director identified in the proxy statement.
Nominee	For	Against	Withheld	Broker Non-Votes
Daina H. Belair	9,087,270	220,253	196,214	3,231,253
Matthew L. Caras	8,970,376	203,261	330,100	3,231,253
David M. Colter	8,996,687	177,173	329,877	3,231,253
Steven H. Dimick	8,031,816	862,923	608,998	3,231,253
Martha T. Dudman	9,052,203	195,047	256,487	3,231,253
Lauri E. Fernald	8,995,575	230,842	277,320	3,231,253
Brendan J. O’Halloran	8,988,236	182,395	333,106	3,231,253
Curtis C. Simard	8,957,444	169,078	377,215	3,231,253
Kenneth E. Smith	8,955,973	172,899	374,865	3,231,253
Stephen R. Theroux	8,919,087	200,031	384,619	3,231,253
Scott G. Toothaker	8,951,562	177,153	375,022	3,231,253
David B. Woodside	8,924,307	243,531	335,899	3,231,253
As a result of this vote, each of the 12 nominees was elected as a director to serve until the 2020 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified

Proposal 2.	Shareholders approved the Bar Harbor Bankshares 2019 Equity Plan, by the following vote:
	For	Against	Abstain	Broker Non-Votes
Approval of Bar Harbor Bankshares 2019 Equity Plan	8,851,277	365,865	286,595	3,231,253

Proposal 3.	Shareholders ratified the appointment of RSM US LLP as independent auditor for the fiscal year ending December 31, 2019, by the following vote:
	For	Against	Abstain	Broker Non-Votes
Ratification of Appointment of RSM US LLP	12,422,898	90,342	221,750

Proposal 4.	Shareholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the proxy statement, by the following vote:
	For	Against	Abstain	Broker Non-Votes
Approval of Executive Compensation	8,812,005	343,887	347,845	3,231,253

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BAR HARBOR BANKSHARES

Dated: May 23, 2019	By:	/s/Caitlin Dunston
	Name:	Caitlin Dunston
	Title:	Corporate Clerk